SUPPLEMENT DATED FEBRUARY 29, 2008

TO THE PACIFIC LIFE FUNDS PROSPECTUS
DATED JULY 1, 2007, AS SUPPLEMENTED

This supplement must be preceded or accompanied by the Pacific Life Funds Prospectus dated July 1, 2007, as supplemented (together the Prospectus). Remember to review the Prospectus for other important information.

The Board of Trustees of Pacific Life Funds (the Trust), unanimously approved, subject to approval by the applicable Portfolio Optimization Funds’ shareholders of record at a shareholder meeting scheduled to be held on March 25, 2008 (the Meeting), the amending of the fee schedule to the Investment Advisory Agreement between the Trust and Pacific Life Fund Advisors LLC for each Portfolio Optimization Fund to change the advisory fee for the Portfolio Optimization Funds. This change in advisory fees is part of a fee restructuring of Pacific Life Funds. The restructuring will result in the same total fees and expenses borne directly or indirectly by shareholders of the Portfolio Optimization Funds. If approved, the changes would become effective July 1, 2008.

A proxy statement regarding the proposals to be voted upon at the Meeting was filed with the Securities and Exchange Commission (SEC) on February 5, 2008 and is available for viewing on the SEC’s website at www.SEC.gov. In summary, the proposals to be voted upon at the Meeting are as follows:

1.	To amend the fee schedule to the Investment Advisory Agreement relating to the Portfolio Optimization Funds to implement an annual advisory fee of 0.20% of average daily net assets of each Portfolio Optimization Fund, which, upon implementation of the new advisory fee will be accompanied by: (i) an equivalent decrease in the annual advisory fee paid by each of the underlying Pacific Life Funds of the Trust in which the Portfolio Optimization Funds currently invest; (ii) a 0.05% decrease in the annual administration fee paid to the Trust’s administrator that is applied to the average daily net assets of each of the Portfolio Optimization Funds and each of the underlying Pacific Life Funds; (iii) an extension of contractual expense caps through June 30, 2009 for the Portfolio Optimization Funds and underlying Pacific Life Funds; and (iv) an additional 0.20% decrease in the annual advisory fee that is applied to the average daily net assets for the PL Small-Cap Growth Fund.

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

No further notification regarding the Meeting will be sent. The outcome of the Meeting will be reflected in the annual update to the prospectus, which usually occurs on July 1st of each year.

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